Virtus High Yield Fund,

a series of Virtus Opportunities Trust

Supplement dated December 13, 2010 to the Prospectus

and Statement of Additional Information dated January 31, 2010,

each as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

Virtus High Yield Fund

Effective January 1, 2011, the fund’s investment adviser will voluntarily limit the High Yield Fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) to 1.15% for Class A Shares, 1.90% for Class B Shares and 1.90% for Class C Shares. Accordingly, expense disclosure for the High Yield Fund is amended to reflect this voluntary expense cap. This voluntary expense limitation may be modified or discontinued at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under this arrangement for a period of three years following the end of the fiscal year in which such reimbursements are made.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VOT 8020/HYF ExpCap (12/10)